Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for purposes of Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the "Company") that based on his knowledge:

         1. The Annual Report on Form 10-K of the Company for the annual period ended January 3, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 31, 2004       By:      /s/ John D. Heaton
                                     -------------------------
                            Name:    John D. Heaton
                            Title:   Chief Executive Officer




Date:  March 31, 2004       By:      /s/ Paul B. Nolan
                                     -------------------------
                            Name:    Paul B. Nolan
                            Title:   Chief Financial Officer